Litigation and Contingencies	12 Months Ended
Dec. 31, 2025
Litigation and Contingency [Abstract]
Litigation and Contingencies
33.
LITIGATION AND CONTINGENCIES

The Company is subject to legal proceedings arising in the ordinary course of business.

The Company is currently engaged in litigation with Medpace, Inc. (“Medpace”), a contract research organization previously retained for certain clinical trials. The dispute arises from disagreements regarding the performance of services and amounts owed under the applicable work orders. In May 2025, Medpace initiated legal proceedings against the Company alleging breach of contract. Medpace has asserted total claimed amounts of approximately $2.3 million related to unpaid service fees under multiple work orders. Medpace has applied certain pre-funded amounts held on behalf of the Company to partially offset its claim and is seeking a net payment of approximately $0.4 million, excluding interest and costs. The Company disputes Medpace’s claims in their entirety, including the appropriateness of the offsets applied.

The Company has denied Medpace’s allegations and filed an amended counterclaim asserting that Medpace materially breached the contract. The Company’s counterclaim seeks, among other relief, declaratory judgment and compensatory damages of approximately $3.3 million, including amounts related to pre-funded expenses, deposits, pass-through costs, and alleged overcharges associated with Medpace’s performance.

The matter is currently in the discovery phase. As of December 31, 2025, the parties are engaged in the exchange of documents and information, and no trial date has been set. The timing and ultimate resolution of the matter remain uncertain and may involve continued litigation, dispositive motions, or potential settlement discussions.

In accordance with IAS 37 Provisions, Contingent Liabilities and Contingent Assets, a provision is only recognized when an outflow of economic resources is probable and can be reliably estimated. In assessing this matter, management has considered the disputed nature of the claims and counterclaims, the Company’s defenses, the status of the proceedings, and the inherent uncertainties associated with litigation, including the resolution of factual and legal issues and the appropriateness of amounts claimed and offsets asserted. Based on this assessment as of December 31, 2025, management has concluded that an outflow of resources is not considered probable. In addition, due to the significant uncertainties described above, the Company is unable to reliably estimate the potential loss or range of loss, if any. Accordingly, no provision has been recognized in the consolidated financial statements.

The Company has not recognized any asset in respect of its counterclaim, as any potential recovery is not considered virtually certain. An unfavorable outcome in this matter, including a requirement to pay amounts claimed by Medpace or an inability to recover amounts sought in the counterclaim, could adversely affect the Company’s financial condition and results of operations.